Note 4 - Vessels, Net (Tables)	6 Months Ended
Jun. 30, 2019
Notes Tables
Property, Plant and Equipment [Table Text Block]
	Vessel Cost	Accumulated Depreciation	Net Book Value
Balance, December 31, 2018	196,784	(16,149)	180,635
— Transferred from advances for vessels acquisitions / under construction	38,744	-	38,744
— Advances paid	147,632	-	147,632
— Capitalized expenses	2,844	-	2,844
— Depreciation	-	(5,305)	(5,305)
Balance, June 30, 2019	386,004	(21,454)	364,550